UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2013

JPMORGAN CHASE & CO.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 25, 2013, JPMorgan Chase & Co. (the “Company”) closed a public offering of $1,250,000,000 aggregate principal amount of its 1.80% Notes due 2018 (the “1.80% Notes”). The 1.80% Notes were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-169900). In connection with this offering, the legal opinion as to the legality of the 1.80% Notes is being filed as Exhibit 5.1 to this report.

On January 25, 2013, the Company also closed a public offering of $2,750,000,000 aggregate principal amount of its 3.20% Notes due 2023 (the “3.20% Notes”). The 3.20% Notes were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-169900). In connection with this offering, the legal opinion as to the legality of the 3.20% Notes is being filed as Exhibit 5.2 to this report.

On January 25, 2013, the Company also closed a public offering of $2,000,000,000 aggregate principal amount of its Floating Rate Notes due 2018 (the “Initial Floating Rate Notes”) and an additional $400,000,000 aggregate principal amount of its Floating Rate Notes due 2018 (the “Additional Floating Rate Notes”). The Additional Floating Rate Notes offered have the same terms and offering price as, and are fungible with, the Initial Floating Rate Notes. After giving effect to the closing, the total aggregate amount of notes issued under this series is $2,400,000,000. The Initial Floating Rate Notes and the Additional Floating Rate Notes were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-169900). In connection with these offerings, the legal opinions as to the legality of the Initial Floating Rate Notes and the Additional Floating Rate Notes are being filed as Exhibit 5.3 and Exhibit 5.4, respectively, to this report.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

5.1	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the $1,250,000,000 aggregate principal amount of the 1.80% Notes due 2018

5.2	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the $2,750,000,000 aggregate principal amount of the 3.20% Notes due 2023

5.3	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the $2,000,000,000 aggregate principal amount of the Floating Rate Notes due 2018

5.4	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the additional $400,000,000 aggregate principal amount of the Floating Rate Notes due 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Anthony J. Horan
	Name:	Anthony J. Horan
	Title:	Corporate Secretary

Dated: January 25, 2013

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the $1,250,000,000 aggregate principal amount of the 1.80% Notes due 2018

5.2	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the $2,750,000,000 aggregate principal amount of the 3.20% Notes due 2023

5.3	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the $2,000,000,000 aggregate principal amount of the Floating Rate Notes due 2018

5.4	Opinion of Simpson Thacher & Bartlett LLP as to the legality of the additional $400,000,000 aggregate principal amount of the Floating Rate Notes due 2018